UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 26, 2001

                              stereoscape.com, inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                    O-25037           06-1469654
   (STATE OR JURISDICTION           (COMMISSION         (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)


      3440 HIGHWAY 9 SOUTH, MANALAPAN, NEW JERSEY         07726
      ------------------------------------------          -----
      (Address of principal executive offices)         (zip code)


       Registrant's telephone number, including area code: (732) 780-6600

Item 4.  Changes in Registrant's Certifying Accountant

     a. Effective December 26, 2001, the Company's certifying accountants, Ehrenkrantz, Sterling & Co., LLC Certified Public Accountants and Consultants ("ESC") resigned its services at certifying accountant stating stereoscape.com's failure to pay its invoices on a timely basis as its sole reason. ESC's report on the Company's financial statements for the fiscal years ended December 31, 1999, and 2000, contained no adverse opinions or disclaimer of opinions, and was not qualified as to audit scope or accounting principles. The 1999 report was however qualified as to uncertainties.

     b. Effective December 30, 2001, the Company resolved its payment terms with ESC, and re-engaged ESC as its principle accountants.

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized




                              stereoscape.com, inc.
                                   (Registrant)




Date:    January 23, 2002                       By:/s/ Mario A. Bassani
                                                   ---------------------
                                                   Mario A. Bassani
                                                   Chairman


Date:    January 23, 2002                       By:/s/ Steven Wise
                                                   ---------------
                                                   Steven Wise
                                                   Director

Date:    January 23, 2002                       By:/s/ Gary Hyman
                                                  -------------------------
                                                   Gary Hyman
                                                   Chief Financial Officer
                                                   Director